Drilling units, machinery and equipment, net (Details)	6 Months Ended
Jun. 30, 2018 USD ($)
Master Service Agreement | ConocoPhilips Skandinavia AS
Agreement terms	three years plus two optional years
Description of MSA	Both parties signed a Drilling Program Order (the "DPO") for one firm well of about 90 days plus two options, for drilling offshore Norway. The DPO is expected to commence in the second half of 2019 and to be performed by the Leiv Eiriksson.
Ocean Rig Skyros
Day rate	$ 573,255
$450 million Senior Secured Term Loan Facility
Original Amount	$ 450,000,000
Collateral of line of credit	Ocean Rig Apollo as additional collateral